UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
January 23, 2007
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AETRIUM INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Attached hereto as Exhibit 10.1 and incorporated herein by reference is an amended description of an Executive Officer Profit Sharing Program authorized by the Compensation Committee of Aetrium Incorporated on February 18, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Description of Executive Officer Profit Sharing Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

By: /s/ Douglas L. Hemer
Douglas L. Hemer
Chief Administrative Officer and Secretary
Dated:  January 23, 2007

AETRIUM INCORPORATED

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
10.1	Description of Executive Officer Profit Sharing Program	Filed herewith